RESOLUTIONS OF
                    THE BOARD OF DIRECTORS OF
                   BANK OF AMERICA CORPORATION

                         February 8, 2000

     WHEREAS, the Board of Directors (the "Board") of Bank of
America Corporation (the "Corporation") previously has authorized and approved the issuance and sale for cash, at any time or from time to time, of (i) its unsecured debt securities
(the "Debt Securities"), (ii) shares of its preferred stock, including depositary shares (the "Preferred Stock"), and (iii) shares of its Common Stock (the "Common Stock"), (iv) warrants ("Warrants"), and (v) units ("Units") in one or more public offerings, $10,000,000,000 of which securities have been registered with the Securities and Exchange Commission (the "Commission") pursuant to the Corporation's registration statement on Form S-3, Registration
No. 333-51367, as amended (the "May 1998 Shelf");

     WHEREAS, the Corporation has issued and sold pursuant to the May 1998 Shelf $3,450,000 of its Debt Securities in underwritten public offerings and has presently reserved up to $5,000,000,000 of Debt Securities for a medium-term note program, leaving an additional $1,550,000,000 in aggregate principal amount of Debt Securities, Preferred Stock, Common Stock, Warrants and Units that may be issued and sold under the May 1998 Shelf; and

     WHEREAS, by resolutions adopted by the Board of the Corporation at a meeting duly called and held on April 22, 1998, this Committee was appointed by the Board (the
"Committee") with full authority to take action in connection with the issuance of the Corporation's Debt Securities (either senior or subordinated and including medium-term notes), and Preferred Stock, Common Stock, Warrants and Units, including those securities registered by the May 1998 Shelf, (collectively, the "Securities") to be offered at the times and on terms to be determined by the Committee; and

     WHEREAS, no stop order suspending the effectiveness of the above described Registration Statement has been received by the Corporation and no proceedings for that purpose have been instituted or threatened against the Corporation; and

     WHEREAS, the Committee has determined that issuing a series of its subordinated notes, initially in the aggregate principal amount of $1,000,000,000, is advisable and in the Corporation's best interests;


               AUTHORIZATION OF SUBORDINATED NOTES

     NOW, THEREFORE, BE IT RESOLVED, that pursuant to the resolutions adopted by the Board on April 22, 1998, and the terms and provisions of the Indenture between the Corporation and The Bank of New York, as trustee (the "Trustee"), dated as of January 1, 1995, as amended by First Supplemental Indenture dated as of August 28, 1998 (the "Indenture "), the Corporation shall issue a series of its subordinated unsecured indebtedness initially consisting of $1,000,000,000 in aggregate principal amount of its 7.80% Subordinated Notes, due 2010, which series of subordinated notes shall be designated "7.80%
Subordinated Notes, due 2010" (the "Notes"), and which shall be subject to the terms and entitled to the benefits of the Indenture;

  RESOLVED FURTHER, that the amount of this series of Notes shall be initially limited to $1,000,000,000 (the "Initial Series"), but may be increased upon delivery of a Supplemental Officers Certificate setting forth the terms of such additional amount;

  RESOLVED FURTHER, that the Notes shall bear interest at the rate of 7.80% per annum, which interest shall accrue from February 14, 2000, and be payable semiannually on February 15 and August 15, commencing
August 15, 2000; and the record date for the interest payable shall be the close of business on the last day of the calendar month next preceding each interest payment date;

  RESOLVED FURTHER, that the maturity date of the Notes shall be February 15, 2010;

  RESOLVED FURTHER, that, with respect to the Notes, a "Business Day" shall mean any day, other than a Saturday or Sunday or a legal holiday in New York, New York or Charlotte, North Carolina, that is not a day on which banking institutions in New York, New York, or Charlotte, North Carolina are authorized or required by law or regulation to be closed;

  RESOLVED FURTHER, that the Initial Series of Notes shall be sold to Banc of America Securities LLC and the other Underwriters
(as named in the Underwriting Agreement hereinafter described) (the "Underwriters"), pursuant to the terms of the Underwriting Agreement, who the Committee understands will reoffer the Notes for sale in a public offering;

  RESOLVED FURTHER, that the Notes shall not be eligible for redemption or entitled to any sinking fund and shall not be subject to the provisions of Section 14.02 and 14.03 of the Indenture;

  RESOLVED FURTHER, that the Initial Series of Notes shall be sold to the Underwriters on February 8, 2000, at a price of 99.233% of the principal amount, and that the Initial Series of Notes shall be initially offered to the public at a price of 99.733% of the principal amount;

  RESOLVED FURTHER, that the Committee was advised by the Underwriters that they will initially offer the Initial Series of Notes to certain dealers at the initial public offering price, less a concession not in excess of 0.30% of the principal amount of the Notes, and that the Underwriters may allow, and such dealers may reallow, a concession not in excess of 0.25% of such principal amount on sales to other dealers;

  RESOLVED FURTHER, that the Notes shall be issued as Registered
Securities (as defined in the Indenture) initially in book-entry only form, represented by one or more global notes registered in the name of The Depository Trust Company, or its nominee, and eligible to trade through the facilities of Cedel Bank, societe anonyme, and Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System, in the manner requested by the Representatives (as defined in the Underwriting Agreement), in denominations of $1,000 or integral multiples thereof, and shall be dated the date of authentication and delivery of the Initial Series of Notes, which date shall occur on or about February 14, 2000 and the form of registered note presented to this Committee and attached to the minutes hereof as Exhibit A, together with such modifications as are appropriate to reflect the determinations of the Committee, is hereby in all respects approved;

  RESOLVED FURTHER, that the Notes shall be executed in the name of and on behalf of the Corporation by the Chief Executive Officer, or any Senior or other Vice President, the corporate seal thereon shall be attested by the Secretary or any Assistant Secretary, and the signatures of the Chief Executive Officer, any Senior or other
Vice President, the Secretary and any Assistant Secretary may be in the form of facsimile signatures of the present or any future
Chief Executive Officer, Senior or other Vice President, Secretary or Assistant Secretary, and should any officer of the Corporation who signs, or whose facsimile signature appears upon, any of the Notes, cease to be such an officer prior to the issuance of such Notes, the Notes so signed or bearing such facsimile signature shall, nevertheless, be valid, and, without prejudice to the use of the facsimile signatures of any other officer as hereinbefore authorized, the facsimile signatures of Hugh L. McColl, Jr., Chairman and Chief Executive Officer of the Corporation,
John E. Mack, Senior Vice President of the Corporation, James W.
Kiser, Secretary of the Corporation, and Allison Gilliam, Assistant Secretary of the Corporation, are hereby expressly approved and accepted;

  RESOLVED FURTHER, that pursuant to the provisions of the Indenture, the Chairman and Chief Executive Officer, the Chief
Financial Officer, any Senior Vice President or any Associate General Counsel of the Corporation (each, an "Authorized Officer") be, and each of them is, hereby authorized and empowered to cause the Notes, upon execution thereof, to be delivered to the Trustee under the Indenture, or to any agent designated by the Trustee, for authentication and delivery by it and to deliver to said Trustee or agent thereof, as the case may be, the written order of the corporation for the authentication and delivery of the Notes and to negotiate, execute and deliver any and all agreements and other documents and certificates necessary in connection with the issuance, sale and delivery of the Notes;

  RESOLVED FURTHER, that, unless and until otherwise determined by an Authorized Officer, The Bank of New York, as Trustee, shall act as the agent for the Corporation for the registration, transfer, exchange and payment of the Notes (the "Paying Agent"), and as authenticating agent, and that the offices of the Trustee located at 101 Barclay Street, New York, New York, hereby is designated, pursuant to the provisions of the Indenture, as the office or agency of the Corporation where the Notes may be presented for registration, transfer, exchange and payment, and the proper officers of the Corporation are hereby authorized and empowered to execute and deliver any documents required by the Trustee under the Indenture in connection with such duties;

  RESOLVED FURTHER, that any Authorized Officer is hereby authorized and empowered to execute and deliver, and this Committee hereby approves, the underwriting agreement (the "Underwriting Agreement"), dated as of February 8, 2000, among the Corporation and the Representatives (as defined therein), in the form presented to the Committee and attached to the minutes hereof as Exhibit B, relating, among other things, to the sale of the Initial Series of Notes, and to the indemnification of and contribution to the Underwriters, and such Underwriting Agreement shall be, and it hereby is, in all respects authorized and approved, the execution thereof being conclusive evidence of such approval;


  RESOLVED FURTHER, that any Authorized Officer is hereby authorized and empowered to take all steps deemed necessary by such officer to issue and sell the Initial Series and to increase the amount of issued and outstanding Notes of this series up to the maximum authorized hereunder, such actions to include delivery of appropriate Officers Certificates and Company Orders; the execution and delivery of additional Notes; the selection of one or more underwriters and the negotiation, execution and delivery of an appropriate Underwriting Agreement; the preparation of necessary amendments or supplements to the Prospectus Supplement for the Notes; and the execution and delivery of necessary closing documents; and

  RESOLVED FURTHER, that the officers of the Corporation be, and they hereby are, authorized and directed to do any and all things necessary, appropriate or convenient to carry into effect the foregoing resolutions.